UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     December 11, 2006

VION PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26534	13-3671221
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4 Science Park, New Haven, CT		06511
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (203) 498-4210
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 11, 2006, Vion Pharmaceuticals, Inc. (the ‘‘Registrant’’) issued a press release announcing that clinical data on its lead anticancer agent Cloretazine® (VNP40101M) was presented in two posters at the 48th Annual Meeting of the American Society of Hematology in Orlando, Florida. A third poster sponsored by the Registrant on treatment patterns in elderly patients with acute myelogenous leukemia was also presented at the meeting. Reproductions of the three posters will be available on the Registrant’s website, www.vionpharm.com. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1            Press release dated December 11, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VION PHARMACEUTICALS, INC.
Date: December 12, 2006	By: /s/ Howard B. Johnson Name: Howard B. Johnson Title: President and Chief Financial Officer

EXHIBIT INDEX

99.1        Press release dated December 11, 2006.